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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 11, 2001

                              ANDOVER BANCORP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-16358                04-2952665
-----------------------------   ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)


                  61 Main Street, Andover, Massachusetts 01810
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 749-2000

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ITEM 5.  OTHER EVENTS

     On June 11, 2001, Andover Bancorp, Inc. ("Andover") and Banknorth Group, Inc. ("Banknorth") announced that they entered into an Agreement and Plan of Merger, dated as of June 11, 2001 (the "Merger Agreement"), which sets forth the terms and conditions pursuant to which Andover would be merged with and into Banknorth (the "Merger"). The Merger Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of Andover (subject to certain exceptions) will be converted into the right to receive 2.27 shares of Banknorth's common stock, plus cash in lieu of any fractional share interest. It is anticipated that the Merger will be accounted for under the purchase method.

     Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Merger Agreement by the shareholders of Andover and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of each of Andover's banking subsidiaries, Andover Bank and Gloucester Bank & Trust Company, with and into Banknorth's Massachusetts and Connecticut based banking subsidiary, First Massachusetts Bank, National Association ("FMB"), immediately following consummation of the Merger.

     Pursuant to the Merger Agreement, one director of Andover will become a director of Banknorth and two directors of Andover's banking subsidiaries will become directors of FMB.

     In connection with the Merger Agreement, Banknorth and Andover entered into a Stock Option Agreement, dated as of June 11, 2001, pursuant to which Andover granted Banknorth an option (the "Option") to purchase shares of Andover's common stock representing 19.9% of Andover's outstanding shares of common stock, at a purchase price of $37.65 per share (subject to adjustment as set forth therein). The Option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of the date hereof.

     Simultaneously with the announcement of the Merger, Banknorth also separately announced that it had entered into an agreement to acquire MetroWest Bank ("MetroWest"), a Massachusetts-chartered savings bank headquartered in Framingham, Massachusetts.

     The press release issued by Banknorth, Andover and MetroWest with respect to the announcement of the above-described transactions is attached hereto as
Exhibit 99.4 and is hereby incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c) Exhibits

   Exhibit 99.1 Agreement and Plan of Merger, dated as of June 11, 2001, between Banknorth and Andover (including the form of Shareholder Agreement and the form of Stock Option Agreement included as Exhibits A and B thereto, respectively) (1)

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   Exhibit 99.2     Form of Option Agreement, dated as of June 11, 2001, between
                    Banknorth (as grantee) and Andover (as issuer) (2)

   Exhibit 99.3 Form of Shareholder Agreement, dated as of June 11, 2001, between each director of Andover and Banknorth (3)

   Exhibit 99.4 Press Release of Andover, Banknorth and MetroWest dated June 11, 2001. (4)


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(1)  Incorporated by reference from Exhibit 2.1 of Banknorth's Current Report on
     Form 8-K/A filed June 13, 2001 (File No. 0-16947).

(2) Incorporated by reference from Exhibit 10.1 of Banknorth's Current Report on Form 8-K/A filed June 13, 2001 (File No. 0-16947).

(3) Incorporated by reference from Exhibit 10.3 of Banknorth's Current Report on Form 8-K/A filed June 13, 2001 (File No. 0-16947).

(4) Incorporated by reference from Banknorth's filing with the Commission pursuant to Rule 425 of the Securities Act of 1933 on June 11, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ANDOVER BANCORP, INC.



Date: June 19, 2001                  By:  /s/  Gerald T. Mulligan
                                        -------------------------------------
                                        Name:  Gerald T. Mulligan
                                        Title: President and Chief Executive
                                               Officer

                                     By:  /s/  Joseph F. Casey
                                        -------------------------------------
                                        Name:  Joseph F. Casey
                                        Title: Chief Financial Officer and
                                               Treasurer
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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

Exhibit 99.1        Agreement and Plan of Merger, dated as of June 11,
                    2001, between Banknorth and Andover (including the form of Shareholder Agreement and the form of Stock Option Agreement included as Exhibits A and B thereto, respectively)

Exhibit 99.2 Form of Option Agreement, dated as of June 11, 2001, between Banknorth (as grantee) and Andover (as issuer)

Exhibit 99.3 Form of Shareholder Agreement, dated as of June 11, 2001, between each director of Andover and Banknorth

Exhibit 99.4        Press Release of Andover, Banknorth and MetroWest dated June
                    11, 2001